                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE COMMISSION

       Date of Report (Date of earliest event reported): August 1, 2002

                                CYTYC CORPORATION
             (Exact name of Registrant as specified in its charter)

                         85 SWANSON ROAD, BOXBOROUGH, MA
                    (Address of principal executive offices)

                                      01719
                                   (Zip Code)

                                 (978) 263-8000
               Registrant's telephone number, including area code

          DELAWARE                 0-27558                  02-0407755
State or other jurisdiction    Commission File            (IRS Employer
      of Incorporation             Number)              Identification No.)

ITEM  5.  OTHER EVENTS.

     On August 1, 2002, Cytyc Corporation ("Cytyc") issued a press release announcing an increase in their stock repurchase program. Cytyc previously announced the initiation of their stock repurchase program on January 31, 2002. A copy of the press release issued by Cytyc on August 1, 2002 concerning the increase in the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               Exhibit 99.1   Press Release, dated August 1, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYTYC CORPORATION

Date:  August 6, 2002                 By: /s/ Patrick J. Sullivan
                                          ------------------------------
                                          Patrick J. Sullivan
                                          Chairman, Chief Executive Officer
                                          and President

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
Exhibit 99.1        Press Release, dated August 1, 2002.